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  CUSIP NO. 74137R 10 1                 13G               PAGE 15 OF 15 PAGES
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                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT
                             ----------------------

          This will confirm the agreement by and among all of the undersigned that a statement may be filed on behalf of each of the undersigned persons by General Electric Capital Corporation with respect to the Common Stock of Preview Travel, Inc. Further, each of the undersigned agrees that General Electric Capital Corporation, by any of its duly elected officers, shall be authorized to sign from time to time on behalf of the undersigned, any amendments to this
Schedule 13G or any statements on Schedule 13G relating to Preview Travel, Inc. which may be necessary or appropriate from time to time.

Date: February 13, 1998

                    GENERAL ELECTRIC CAPITAL CORPORATION


                    By: /s/ MICHAEL E. PRALLE
                       ------------------------------
                       Name: Michael E. Pralle
                            -------------------------
                       Title: Vice President
                             ------------------------


                    GENERAL ELECTRIC CAPITAL SERVICES, INC.


                    By: /s/ MICHAEL E. PRALLE
                       ------------------------------
                       Name: Michael E. Pralle
                            -------------------------
                       Title: Attorney-in-fact
                             ------------------------


                    GENERAL ELECTRIC COMPANY


                    By: /s/ PAUL J. LICURSI
                       ------------------------------
                       Name: Paul J. Licursi
                            -------------------------
                       Title: Attorney-in-fact
                             ------------------------

                    NBC MULTIMEDIA, INC.


                    By: /s/ MARTIN YUDKOWITZ
                       ------------------------------
                       Name:  Martin Yudkowitz
                            -------------------------
                       Title: President
                             ------------------------

                    NATIONAL BROADCASTING COMPANY, INC.


                    By: /s/ THOMAS A. ROGERS
                       ------------------------------
                       Name: Thomas A. Rogers
                            -------------------------
                       Title: Executive Vice President